SEC FILE NO. 33-0773-A



               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

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                            EXHIBITS

                               TO

                            FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

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                  THE ROTHCHILD COMPANIES, INC.












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                         David A. Carter
                       2735 N.W. 19th Way
                    Boca Raton, Florida 33431










                                        April 8, 1996



The Rothchild Companies, Inc.
102 N.E. 2nd Street, Suite 193
Boca Raton, Florida 33432

Gentlemen:

     I hereby resign as a member of the Board of Directors and an officer of The Rothchild Companies, Inc., effective April 8, 1996.

                                        Very truly yours,


                                        /s/ David A. Carter
                                        David A. Carter


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rothchild\resign.dac